UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 - April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

Alpine

GLOBAL PREMIER PROPERTIES FUND

April 30,

2010

Semi-Annual Report

Alpine View
April 30, 2010 (Unaudited)

Dear Investor:

We concluded last fall’s annual letter to shareholders by stating that “…The U.S. and global economies will continue to transition in a positive fashion towards a multi year cycle of relatively directional positive returns…, but that is not to say that 2010 will be an easy year.” We expected market volatility and that is surely what we have experienced to date through the semi-annual period ending April 30, 2010 and into the May date of this letter writing. The market memory of the financial distress which precipitated the meltdown of Lehman Brothers in the Fall of 2008 and continued into early 2009 is still fresh in investors’ memories, yet the hopes for economic recovery and strong financial market returns have been growing. The forces of greed and fear remain powerfully present in the market today as witnessed by significant sector rotation over the past six months and a return to high levels on the VIX Index of market volatility. Capital market improvement, solid corporate earnings and signs of economic strength have been offset by the Euro debt crisis, BP’s Gulf oil spill, North Korean aggression, and China’s moderation of prior stimulus. In Alpine’s view, both exogenous events and economic fundamentals are continually incorporated into a natural progression towards a longer term trend, as the market alternates between dancing forward then taking a step backward before progressing further. We believe the markets will establish a stronger medium-term trend during 2011 in anticipation of improving economic prospects leading into 2012 and beyond, and long-term investors may once again replace traders as the dominant force in the market.

The Euro and Investment Risk

The current financial market instability brought about by the decline in the Euro versus the U.S. dollar, stems from the market’s inability to assess the ultimate impact of the Greek government’s eroded capacity to both service and stand behind its sovereign debt. The scope of the situation could be as minimal as Greece’s 2% contribution to Euro-zone Gross Domestic Product (GDP), or as significant as spawning a contagion of credit concerns which could undermine the cohesion of the European Union (EU) and the durability of its’ currency, the Euro. At their extreme, such fears of high exposure among banks and governments to potentially risky corporate and sovereign debt, suggests that even the creditworthiness of the United States of America could eventually be impaired. Thus, the range of implications to all financial markets could extend from insignificant to catastrophic. However, the reality is likely more benign. While disruptive to markets in the short term, the fears of contagion have forced the European Union (EU) and the European Central Bank (ECB) to provide greater safeguards than is probably warranted. In effect, the EU’s 750 billion Euro stabilization package is designed to provide adequate funding for not only Greece, but Portugal and Spain, for a period of approximately four years. This is designed as a temporary measure to enable these different countries to implement and execute austerity packages which would reduce their dependence upon debt financing of government activities. Unfortunately, for a few months market participants will likely remain unsure as to the future effectiveness of such plans or of the negative impact upon domestic or regional growth. Thus, pressure on the Euro may continue; initially to the benefit of the U.S. dollar. Devaluation of the Euro should help exporters, particularly in Germany, where unit labor costs rose by less than 10% over the previous decade. By comparison, Southern Europe experienced 30% to 40% increases, with Greece now the least competitive country in that region. Over the next few years, the EU will likely add institutional flexibility in order to adjust for financial inequalities amongst members. Otherwise, the membership will be forced to change for the EU to remain meaningful.

As Alpine sees it, debt funded excesses which perhaps provided a boost to prior year’s growth are being replaced by austerity measures in response to pressure from the financial markets, which remain focused on reducing risk. Governments, corporations and even individuals, are increasingly being required to live within their means, to fund debt obligations from cash flow and utilize resources productively to produce either collective, corporate or individual wealth. This emphasis on derisking has certainly entered into the equity markets where the mid-May sell-off was characterized by some observers as traders derisking exposure to stocks, taking risk off their portfolios in relation to currencies, or adjusting the amount of market risk that they were comfortable taking. This was a contrast to the strong March rally which preceded this contagion conundrum, where financially leveraged cyclical stocks outperformed as some traders sought to add beta or market risk to their portfolios.

Risk aversion is evidenced by the astonishing low yields which investors are accepting for low risk. U.S. Treasury Bills are yielding 0.159% for the shortest duration risk of three months. With a yield curve that only rises above 3% after six years, investors either expect significant deflation of assets for several years or are so risk averse as to forsake opportunities to grow their net worth. The danger of a financial meltdown which was almost palpable in October of 2008 is not apparent from measures such as so-called ‘TED’ Spreads between Treasury notes and LIBOR (London Interbank Offering Rates are the cost at which banks do business with each other) which ended May at roughly 0.21% versus a peak of over 4.53% on October 10, 2008. Further evidence comes from the U.S. Federal Reserve’s St Louis (Fed Branch) Financial Stress Index which peaked at 5.01% in that same week in 2008, yet ended May 2010 at 0.872%. Perhaps the current pattern of extreme caution could be expected after experiencing a “hundred year flood” as we did during the credit crisis of 2008. Thus, if important measures of financial risk are only flashing a yellow cautious and not a solid red for danger,, then market psychology may be excessively cautious, with potentially significant, albeit, diverging implications for both equity and income investors.

Alpine’s Focus on Funding Corporate Investment

The market’s on again, off again reactions to a continuing stream of information and statistics reflect the powerful impact of short term trading strategies. While we must be responsive to short-term conditions, Alpine seeks to set its strategy based on larger fundamental trends and conditions. We believe that earnings growth can occur in a low or slow growth environment if market share gains are possible. In light of the recent downturn, many public companies, particularly in the real estate and banking sectors,

Semi-Annual Report (Unaudited) | April 30, 2010	1

Alpine View

April 30, 2010 (Unaudited)

sold new shares to investors over the past year in order to recapitalize balance sheets and position themselves to potentially expand market share. Selectively, Alpine funds have been active participants in many such offerings. Irrespective of economic conditions, companies with innovative products or processes or those which can achieve corporate transformation brought about by a change in product lines or business, may also experience increases in market share. Alpine has made these investment themes the primary focus of two different funds. However, for all of our funds, we endeavor to find such opportunities as well as emphasizing regions or sectors of growing demand. As a corollary, we are less inclined to invest in situations where growth in user demand is limited or declining. However, there are situations when such decline or such growth is more than priced in, and that creates both buying and selling opportunities, respectively. While this suggests that there will always be buying opportunities in different markets at different times, we nevertheless prefer to tilt the portfolios to the areas where we find longer term growth. Thus, Alpine’s focus on emerging market opportunities, most notably in Brazil and China where it is appropriate for the mandates of specific Funds, or for other Funds by investing in U.S. based companies which are seeking growth opportunities in emerging market economies.

China Slowing and Brazil Growing

Recently, China has embarked on a restrictive liquidity program bringing money supply growth down from a stimulus oriented peak of 35% after the Lehman Brothers bankruptcy, back to historic levels of 15% to 18%. The government has also sought to constrain price inflation in the property sector, both of which we believe may take 2% to 4% off GDP, bringing the medium term rate of growth from 11% down to a 7% to 8% range. We believe that the major impact of this attempt to reign in price inflation will be achieved this summer, and that, to a great degree, it is already being priced into the stock market. Typically, command control economies such as China are often too blunt in their approach and methodology and, hence, the desired impact may not be as envisioned. That said, domestic income inequality between workers, their bosses, and even the growing middle class has been contentious, so the political aspect of this exercise may be as important as the economic.

A side result of this projected slowdown in China has been a decline in commodity prices around the world, impacting not only the major suppliers of such materials in natural resources, but also restraining a global source of potential inflation. With regard to Brazil, domestic demand is now growing to the point where the effect of China’s modest slowdown is not having a significant impact. There have even been a few economists who recently increased their growth prospects for Brazil from 6.5% to 7.5% GDP growth during the course of 2010, as the Central Bank may moderate ongoing plans to raise interest rates over the course of the year. It is worth noting that these interest rate increases are not tied to interest rates used for consumer mortgages. Rather they should have more impact on the commercial borrowing than on domestic demand. We also expect to see a growing level of fixed asset investment in both infrastructure and industry in Brazil, including new roads, railroads, ports, steel mills and deep sea oil rigs. Many U.S., European, Japanese and Chinese companies are investing in Brazil to build industrial capacity from mines to factories, while others are focused on growing consumption patterns, notably including Unilever and Walmart. This is a classic pattern where countries which initially had a beneficial cost of production or abundant natural resources further enhanced productivity through modern industrialization and then created “added value” through downstream manufacturing or distribution.

Investing for Future Needs

For the past eighty years, the U.S. has been at the head of the pack in our productivity gains, as witnessed by our economy’s 22% share of global GDP. However, we must increase the current level of investment in our infrastructure and technical capacity, with particular focus on education if we are to maintain this level of superiority. Unfortunately, it looks as if during the next few years we will share some of the burden of austerity measures which now afflict Europe and the U.K. Our municipal and state government budgets were directly stabilized by the stimulus package of 2009, yet drastic cuts to the 2010 through 2011 local budgets will be telling, both in their political and economic impact over the next year. We already see an historic excess of qualified teachers relative to job openings as class sizes rise and curriculums shrink. Cuts in municipal and social services ranging from reduced waste pickup, more homeless on the streets and fewer services for the needy or house bound are already taking place. Fees, tolls and taxes will be increasing at the same time that public transit schedules are reduced. This makes the prospects for meaningful economic growth even less clear. Add to this the inevitable uncertainty over the impact of recent Federal government legislation bringing healthcare and financial reform, and the likely evolution of a revised tax regime starting next year. Thus, the ongoing political debate regarding finances and priorities will take on greater significance for the next few years.

Countering such concerns for now are the benefits of a strong dollar at the expense of the Euro, and cheaper commodities which should help to sustain low interest rates for our import oriented economy. Low interest rates around the world could very well continue into the foreseeable future. With a few years of cheap money and a degree of ingenuity, the U.S. may be able to maintain the current trajectory of recovery. Europe and Japan have fewer tools with which to engage growth, so more time may be needed to rebalance their accounts. Progress could provide investors with greater economic clarity of future economic potentials as we continue to unwind the debt burden of the past decade and restructure our industrial and economic priorities. With clarity comes confidence, which reinforces action, suggesting that the next two to three years may see a resurgence of long term investors in equity markets.

Where Greece was a shot across the bow of the European Union, we must make sure that it was not a ‘canary in the coal mine’ singing to the rest of us. Companies and countries which can continue to fund their finances should see their shares and currencies perform well over the near term. Those that cannot, may well be devalued or neglected by investors. Inevitably, strong players can take advantage of opportunities better than those with financial constraints. This suggests that merger and acquisition (M&A) activity,

2	www.alpinecef.com

Alpine View

April 30, 2010 (Unaudited)

which has already resurfaced, may continue to grow in both volume and size over the next few years. The stock pickers at Alpine are looking forward to continued innovation and transformations which respond to the needs of today…and tomorrow!

In closing, we expect that the balance of 2010 could continue to be somewhat volatile; however, we would expect to see some measure of improvement by the time we next report to you after the end of the October fiscal year.

Thank you for your interest and support,

Samuel A. Lieber

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

VIX Index - Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

St. Louis Fed’s Financial Stress Index (STLFSI) is constructed using principal components analysis is a statistical method of extracting factors responsible for the comovement of a group of variables.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.)

The TED spread is the difference between the interest rates on interbank loans and short-term U.S. government debt. The TED spread is an indicator of perceived credit risk in the general economy.

Yield Curve - is the relation between the “Interest rate” interest rate (or cost of borrowing) and the time to maturity of the debt for a given borrower in a given currency.

These being Closed-end funds and do not continuously offer shares

Semi-Annual Report (Unaudited) | April 30, 2010	3

Manager Commentary

April 30, 2010 (Unaudited)

Dear Investors:

We are pleased to present the 2010 semi-annual report for the Alpine Global Premier Properties Fund (AWP). For the six-month period ended April 30th, 2010, the net asset value (“NAV”) per share increased 11.01% to $7.53, and over the trailing twelve months the NAV increased by 66.26%. The market share price of AWP as of April 30 was $6.50, which produced total returns of 20.15% and 84.84%, respectively, for the same six and twelve month periods. By way of comparison, the S&P Developed BMI (Global) Property Net Total Return U.S. Dollar Index returned 12.99% for the six-month period under review and 56.36% over the past 12 months, and the S&P 500 returned 15.66% and 38.84%, respectively, for the same periods.

The closing market price on April 30th of $6.50 represented a 13.01% discount to underlying net asset value per share of $7.53. By comparison the average discount during the six months under review was 15.89% which had improved from the 17.98% discount of the prior six-month period back to April, 2009. While the trend toward moderating discount reflects the improved performance of the property sector, it is still far greater than the -5.42% average discount at which AWP traded at since inception in April, 2007 through October 30, 2008, which included the immediate aftermath of the Lehman Brothers collapse. We believe the potential for an improving cyclical trend may continue to enhance investor sentiment toward global real estate, possibly reducing or reversing the current discount.

DIVIDENDS

During the period under review, the Fund’s dividend per share was increased by 10% from $0.03 to $0.0333 per month. This reflects not only the strong recovery in property share prices, but also the stabilization of real estate capital markets which has led to resumption of some cash dividends and several increases. As the financial prospects for the property sector continue to improve and rents rise, we would hope to grow the dividend further. However, we believe that opportunities for capital appreciation remain greater than the potential for significant dividend growth at this stage of the cycle. The potential for growth of real estate in regions with strong demographic and economic drivers of demand, as well as potential for declining discounts of currently undervalued property companies, appear greater than the prospects for near term rental income or dividend growth. Thus, for now, we will continue to tilt the total return bias of the portfolio towards capital appreciation as opposed to maximizing income.

The current indicated monthly dividend level of $0.396 annualized provides a yield of 6.08% as of the April 30th closing NAV. It is worth noting that the Fund made a special distribution for last year of $0.2656, in addition to the regular monthly distributions. This provided an annualized trailing six-month yield of 10.06% based on the average share price of $6.275 for the period under review.

OVERVIEW OF GLOBAL PROPERTY CONDITIONS

Most relevant for this period was the general modest level of returns of property equities around the world with the principal exception of the United States. Outside of Australia, no other country experienced such aggressive recapitalization of real estate company balance sheets as has the U.S. This recap has led real estate equities to rapidly price in the potential for a sizeable recovery in rents and earning power of real estate companies in the U.S. There has even been a meaningful (albeit historically modest) increase in property transactions as prices have increased and prospective initial investment yields declined. Nonetheless, some observers assume that the rise in property transaction volumes and in asset values is more a reflection of investment demand growth off a low level rather than tenant demand growth. Even though occupancies are improving in selected markets, in most cases this has not yet led to an increase in rents, albeit some of the costs of attracting tenants has come down. We believe there is a stand-off between the weight of money ready to invest and sellers who have not been forced to relinquish their properties at historically low valuations. Many investors had hoped for “the buying opportunity of a lifetime” and have been disappointed. While transaction volumes are up, they are still a fraction of peak levels. Many market participants still await a potential surge of commercial foreclosures forced onto the market by lenders over the next two years.

Overseas, the market conditions vary considerably, yet like the U.S. the trends suggest declining liquidity. Continental Europe has seen very low transaction volumes as both investment demand and the supply of attractively priced properties have been modest. Few markets have yet to see occupancy gains, and rents have shown only modest improvement. Asset values are still a bit soft with only a handful of transactions, though, trophy properties have traded at valuations within 10% to 15% of peak valuations. The United Kingdom has a greater amount of debt maturing over the next few years relative to the market size than even the U.S. However, the banks have yet to conduct mass foreclosures or forced auctions. Resulting property transaction volumes remain relatively low, although values have risen from trough levels of 2008. Notably, we have seen evidence of modestly rising rents in parts of the London office market, although 2014 will be a key year for lease expirations and, hence, rental activity. As in the U.S., there have even been a few IPO’s of new public property companies on the London stock markets designed to opportunistically acquire inexpensive properties. It is possible that the new government in the U.K. could force banks to begin to liquidate their commercial mortgage holdings and conduct foreclosure sales which may create interesting investment possibilities for properly positioned companies.

4	www.alpinecef.com

Manager Commentary

April 30, 2010 (Unaudited)

The Fund is significantly underweight our benchmark index weighting in Japan. Real estate demand is following the moribund pattern of the overall economy with the unfortunate exception that new supply is still coming on-line, which will further dampen rents for commercial properties. Demand growth is limited and prospective tenants are focused on upgrading to higher quality properties at lower rents. Residential trends are modestly better, but transaction volume is still constrained. Investment demand in Japan is also currently soft, although there is the promise of several new investment funds seeking to raise capital. Most Real Estate Investment Trust’s (“REITs”) in Japan are structurally impeded from playing a dynamic role in recapitalizing the property sector. Declining asset values, falling rents and rising vacancies obviously constitute a negative trend, although some local observers believe that a bottom may be near. Our question is whether there will be any acceleration of tenant demand off such low levels. If we see this potential, we may raise the Fund’s exposure towards the typical index weighting of 10% or possibly even higher.

Australia has been a positive equity market in that it recapitalized banks and REITs earlier than most and the economy has remained relatively buoyant as a result of strong commodity exports, primarily to China. Australia was the first market to actively recapitalize its property equity base beginning in 2009. Equity offerings are now focused on financing acquisitions. We see some modestly growing investment demand and rising transaction volumes, leading to somewhat higher asset values even though occupier demand, while cautiously positive is not yet strong enough to push rents materially higher. Significantly, banks are slowly starting to refinance debt and have moved some properties into the market place, commencing a bottom clearing process.

Singapore is another market which was actively recapitalized by equity REITs in 2009. Although they are not driving transactions, rather strong economic growth in recent quarters has fueled activity, particularly in the residential sector with new supply coming to the market. Commercial rents are relatively flat; however, asset values have been increasing, inducing some companies to test the waters regarding IPOs. Hong Kong remained a solid market where demand has more than matched supply growth, leading to modestly rising rents over the past year, as well as significant investment demand accompanied by solid bank lending, which in combination has fueled transaction volumes and asset values. In general, property prices are historically high; however, future demand may be tied to the economic progress of China. Unfortunately, Hong Kong seems even more congested and polluted than ever, which may influence future growth.

China is in the midst of a managed growth slowdown which is very much focused on real estate supply and prices. China is removing excess liquidity which resulted from pumping up broad money supply by 35% to stimulate their economy post Lehman Brothers. Now they are targeting mid to high teens growth, in line with historic levels. Commercial prices have been surprisingly stable, albeit rents have been rather soft in most markets due to excess supply of secondary quality space. Retail real estate has seen significant capital investment in anticipation of a coming consumption boom, however, the right type of property and the right location have always been the watch-words for real estate, and this remains true today. Residential construction has been the main driver of growth in construction activity with prices rising over 50% in the past year. This compares with historic annual growth of mid-to-high teens percentages and flat to slightly negative price trends which were typical in 2008. Thus, prices are only just a bit above the longer term historical trends, which in large part has been fueled by both significant economic growth and the continued urbanization of China’s population, now spread across roughly 70 cities of greater than 1 million persons. Surprisingly, affordability remains in line with historical standards over the past decade, except in Beijing and Shenzen which rose roughly 100% over the last twelve months ending April 30, 2010. It is worth noting that the new property constraints are primarily focused on major cities where prices increased the most, including Shanghai, Shenzen, Beijing and Chongqing. Current restrictions on mortgage activity are impacting middle class housing more than the high-end, where buyers often use cash. With a boom in residential mortgages last year amounting to 25% of the total volume of mortgages outstanding, it is not surprising that sales volumes pushed prices significantly higher once existing inventories were absorbed. Given historic appreciation, the average mortgage represents approximately 40% loan to value at current market prices. Since most mortgages are limited to a 60% loan to value, we do not expect the current moderation of prices to have a significant impact on either bank balance sheets or the household economy. The lower transaction volumes resulting from the recent stream of new regulation could cause uncertainty as to price stabilization and thus, transaction volumes may remain low across the middle half of this year. With regard to the comments by some observers that there is a bubble to be deflated, our site visits to numerous cities suggest that the demand for housing remains strong, and while certainly some excess construction and speculative investment has occurred in certain cities and districts, in our opinion most markets are reasonably close to being in balance.

India is another interesting market where there was once significant speculation in investment across all property type segments fueled by excess capital, just like virtually every other market around the world. However, strong economic growth, continued urbanization and modernization of Indian society is creating sustainable demand patterns which are now starting to take hold. Demand growth for investment is coming back and supply, which is only now coming on line from the prior period of frenetic growth, is being met by rising tenant demand. Nonetheless, rents remain relatively flat.

Semi-Annual Report (Unaudited) | April 30, 2010	5

Manager Commentary

April 30, 2010 (Unaudited)

Transaction volume remains low as bank debt remains constrained, but prime properties are being acquired by well capitalized investors leading to a modest pick-up in transaction volumes. A number of commercial projects have been redesigned to incorporate an extensive residential component since major cities still lack significant inventory of modern homes and apartments. Retail sales were stagnant for a period, but are now improving, leading some merchants to once again turn their focus on a broad national platform.

In Alpine’s opinion, Brazil remains the most buoyant economy and environment for the property sector. Even though new supply is coming to market, tenant demand is strong, be it for new homes, stores, logistics facilities or offices. As a result, rents are increasing and values rising. Even though interest rates are rising, raising carrying cost for commercial properties, residential mortgage rates are relatively stable, so financing activity continues to grow. Demographic patterns, expanding consumer finance, and strong investment prospects for fixed assets should continue to propel the Brazilian real estate sectors.

PORTFOLIO CHANGES

The current makeup of the portfolio for the Alpine Global Premier Property Fund shifted somewhat over the six-month period under review through April 30, 2010. North America was increased from 32.7% to 37.6%, with the majority of that being an increase in U.S. portfolio from 32.7% up to 35.5%. The Fund’s Brazilian assets also increased from 14.9% to 17.0%, these increases offset a decline in Asian holdings from 31.7% to 20.7%. Most notably, a drop in Japanese assets from 6.7% to 3.5% and Chinese holdings from 7.0% to 3.5%, as well as a modest reduction in Singapore from 7.7% to 6.7%.

TOP TEN HOLDINGS AND PERFORMANCE REVIEW

The Fund’s holding in Annaly Capital Management, Inc. remains the largest position, albeit at a reduced level at a little over 4% down from 6.5% of the Fund. Annaly produced a total return of 8.53% mainly from dividends paid. Starwood Property Trust, Inc. is the second largest holding in the Fund, it declined -4.28% in response to the slower deployment of assets than we and the market anticipated a year ago. The great potential for forced refinancing and transaction financing anticipated last year has not materialized, so the company has been very deliberate in its investments. Stockland Corp., Ltd., the diversified Australia property trust, remains the third largest holding in the Fund having risen by 12.06% during the period under review. The Fund sold its prior fourth largest position, Prologis, during the period under review, allowing CBL & Associates Properties, Inc. to elevate into the number four spot returning 82.37% in the period. This owner of shopping malls in the Southeast was materially undervalued by investors during last year’s sell off and continues to provide an attractive dividend. MFA Mortgage Investments, Inc. was also increased in the portfolio, up only 2.63%, but we believe it has a better risk profile with a higher proportion of hybrid mortgage holdings than most other residential mortgage REITs, including the REIT it replaced, Chimera Corp., which had gained 26.86% for the Fund during the period, prompting a partial sale. CapitaCommercial Trust, this leading Singapore office REIT, remains in the number six position having generated a 19.28% total return during the period. New to the top ten list is Brookfield Properties Corp., a Toronto based owner of such premier properties as the World Financial Center in downtown Manhattan, Allen Center in Houston, First Canadian Place in Toronto, and Bankers Hall in Calgary. This stock delivered a total return of 60.92% during the six-month period. An existing top ten from last year moved up slightly to the number eight spot, MRV Engenharia e Participacoes SA, is the premier builder of low income homes in Brazil. This company gained 13.51% during the period. The Japan Logistics Fund, Inc. is another continuation from October, this company gained 8.14% despite a 4% fall in the Yen, outperforming returns for most other Japanese REITs. Many Japanese REITs have, in fact, been cutting their dividends over the past 18 months, while this company has increased its dividend. Multiplan Empreendimentos Imobillarios fills out the top ten, having generated a total return of 11.66%. This company is also new to the top ten and is Brazil’s largest quality mall developer with a significant development pipeline which we believe should deliver over the next three to five years. Notably, a significant portion of their assets and holdings are in the Barra de Tijuca suburb of Rio de Janeiro, which will be home to the Olympics in 2016.

In addition to the top ten holdings, the portfolio had a number of strong showings. Most notable was General Growth Properties, which gained 290.93% over the period under review, contributing 1.41% of the Fund’s total return. CBL, which was previously mentioned, contributed 1.22% of the portfolio’s return, and Brookfield Properties added .95%. A number of others were strong performers included ARA Asset Management of Singapore, one of Asia’s top private equity real estate firms with investments in China, as well as REIT management for Suntec REIT in Singapore and Fortune REIT in Hong Kong. This company rose by 39.53% which added half a percent to the overall portfolio return. A sector with particularly strong returns was the Lodging Sector, where Host Hotel and Resorts gained 65.03%, Orient Express rose by 58.72% and DiamondRock Hospitality added 49.93%. While U.S. REITS were the strongest sector during the period under review, the Fund also benefited from the strong performances of retail property owners abroad, including Phoenix Mills, Ltd. of India which generated a 44.31% total return, and Parque Arauco SA of Chile which generated a 36.89% total return.

6	www.alpinecef.com

Manager Commentary

April 30, 2010 (Unaudited)

ATTRACTIVE FUNDAMENTAL VALUATIONS

Alpine believes that current equity prices for U.S. and many foreign property stocks are not reflective of fundamental prospects. Under normal circumstances, one would expect that a company with strong growth prospects would be valued by the market at premium, while the opposite would be true for slow growth situations. Property stocks have typically been valued based on underlying property net asset value (breakup or liquidation value), as well as enterprise value divided by EBITDA, as well as price to net earnings and price to FFO (Funds from Operations). To support these views, we are utilizing data and projections provided by Morgan Stanley Research as of April 30, 2010 for this discussion. Additional evaluation of balance sheet or ratios analysis is also useful. In light of these criteria, it appears that Continental Europe and the U.K. are the most expensive markets and also the most financially leveraged, while Hong Kong, Singapore and Latin American markets were the cheapest and least financially leveraged. With regard to underlying real estate values, stocks in the U.S. were trading at a premium between 25% to 30%, while Euro Zone stocks were trading in high single-digit premiums, while Japan was about flat, and the U.K at approximately 10% discount to underlying real estate values. By comparison, Singapore property stocks traded at a single-digit premium, but then Hong Kong stocks were trading at mid-teens discounts and Chinese stocks traded in excess of 20% discounts. While Morgan Stanley did not appraise Latin American properties, Alpine estimates that they traded around 20% below net asset value.

According to Morgan Stanley, a similar pattern emerges when looking at enterprise value (EV) to EBITDA multiples, with Japanese stocks trading in the high teens, in line with U.S., Europe and U.K. companies. Singapore and Indonesia were at the mid-teens multiples for 2011, albeit a bit higher for 2010. By comparison, Hong Kong and Chinese property stocks traded at multiples on both sides of ten times enterprise value while Latin American stocks were trading at about six times multiple.

Relative to the structure of global and regional interest rates, we feel these aforementioned multiples are not excessive. However, in light of prospective growth patterns the variation is instructive. The strongest earnings growth for this year is projected to come from China. Although China may likely moderate in 2011, growth of its property companies may still be superior to all countries, except perhaps for Latin America. Morgan Stanley is estimating 20% plus growth for both regions over both years. They see similar growth in Hong Kong this year, albeit slowing below 10% next year, which is more akin to Singapore’s rate of growth. Indian companies are suffering negative growth this year with the prospect of 30% earnings growth in 2011. For both years, it is estimated that the U.K. will run at single-digit growth rates, while the U.S. could accelerate from perhaps only a few percent this year towards the higher end of single-digit growth in 2011. Continental Europe’s earnings growth is expected to be negative this year, and perhaps positive next year. It is projected that although Japan may improve in 2011, it is likely it will be negative for both years.

Finally, valuations and growth are influenced by the shape of the balance sheet. Net debt to assets range from around 30% in Japan, up to nearly 40% for the U.S. and the U.K, even surpassing the mid 40% level for Continental European stocks. By comparison, Singapore, China, India, Latin America and Hong Kong are all under 25% leverage on average. This is also apparent in the interest coverage ratios which are mostly low, at less 5 times for the U.K. and Europe, and about the same for Japan, a bit stronger for the U.S., at around 6 times, while the real strength of interest coverage is evident in Singapore at approximately 10 times coverage and even more so with regard to China, Hong Kong and Latin America which are around 20 times or even higher.

In summary, there appears to be a general mismatch in terms of market valuations and growth prospects with regard to Latin American property companies in particular, as well as China and other South Asian countries when contrasted with Europe and Japan in particular. The U.S. and U.K. appear to be relatively expensive but less so than Europe or Japan.

LOOKING FORWARD

Given the prospects for strong growth in Brazil, we will probably consider opportunities to increase the Fund’s exposure in that region over the course of the summer. By then, the Chinese market may well have stabilized and we could envision adding to our positions over that time. Japan is very much a wild card and we are uncertain as to whether enough value can be generated to overcome the weak macro environment there. Still, we remain hopeful. The U.K. is another region in which we have reduced our weightings over the past year, and would anticipate the acceleration of news over the summer following the recent change in government to lead to new policies, and perhaps opportunities in that important market. The U.S. is a market in which public companies have performed extraordinarily well this year, especially in light of the uncertain prospects for growth over the near term. Although we remain positive on longer term job creation of the U.S. economy, we are proceeding cautiously, as many REITs are now trading at extended valuations relative to Alpine’s growth estimates.

Value is beginning to emerge in Europe, although the potential for significant financial disruption may haunt growth prospects in both those property and equity markets for a while. Smaller Southeast Asia economies have held up well, so we would anticipate continued solid performance of real estate equities in those countries. The

Semi-Annual Report (Unaudited) | April 30, 2010	7

Manager Commentary

April 30, 2010 (Unaudited)

Sub-Continent and Middle East may also provide selective opportunities.

In summary, we believe a regionally diversified portfolio with a tilt toward emerging market growth, balanced with old world value in Europe and the stability of strong income producers in the U.S. should continue to characterize the current AWP portfolio.

We look forward to reporting on our progress in our next report to shareholders.

Sincerely yours,

Samuel A. Lieber

Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may hold equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

EBITDA stands for earnings before interest, taxes, depreciation and amortization and is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. It is calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation and amortization.

Enterprise Value is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.

Price to Funds from Operations (FFO), is a performance metric used to evaluate Real Estate Investment Trusts. The metric takes into account earnings from existing properties but not cash from acquisitions or sales of assets. It measures the cash-generating potential of the REIT’s holdings (IE, via rental income from tenants). REIT stocks are often evaluated on their Funds from Operations multiple (stock price divided by funds from operations per share) instead of the P/E Ratio commonly used for other companies.

Interest Coverage Ratio, is a calculation of a company’s ability to meet its interest payments on outstanding debt. Interest coverage is equal to earnings before interest and taxes for a time period, often one year, divided by interest expenses for the same time period.

8	www.alpinecef.com

Manager Commentary

April 30, 2010 (Unaudited)

The Board of Trustees approved the following changes to Fund’s Investment Policies

The Board adopted the following nonfundamental investment policy regarding futures contracts, which replaces the former policy on page B-4 of the Fund’s SAI and limits the Fund’s open futures options positions to 10% (formerly 5%) of the Fund’s managed assets:

The Fund may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 10% of the Fund’s managed assets.

The Board additionally approved the elimination of the restriction against the Fund holding greater than 10% of its assets in illiquid securities.

The Board approved the Fund’s use of the MSCI Emerging Markets Index to determine which countries are considered emerging markets.

The Board approved the following portfolio management changes with regard to the Fund. Joel E. D. Wells will serve as Co-Portfolio Manager with Samuel A. Lieber. Peter Kovalski and Robert W. Gadsden will serve as Associate Portfolio Managers.

Semi-Annual Report (Unaudited) | April 30, 2010	9

Manager Commentary

April 30, 2010 (Unaudited)

PERFORMANCE(1) As of April 30, 2010
	Ending Value as of 4/30/10	One Month	Three Month	Six Month	One Year	Since Inception(2)(3)(4)
Alpine Global Premier Properties Fund | NAV	$7.53	0.64%	9.17%	11.01%	66.26%	(16.31%)
Alpine Global Premier Properties Fund | Market Price	$6.50	(0.57%)	9.94%	20.15%	84.84%	(21.57%)
S&P/Citigroup World Net Total Return US$ Property Index		3.14%	12.82%	13.00%	56.36%	(13.47%)
MSCI US REIT Total Return Index		7.06%	24.51%	34.85%	71.39%	(9.46%)
S&P 500		1.58%	11.04%	15.66%	38.84%	(5.28%)

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on April 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

S&P/Citigroup World Net Total Return US$ Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS*	TOP TEN HOLDINGS*
	Annaly Capital Management, Inc.		4.0% United States

	Starwood Property Trust, Inc.		3.3% United States

	Stockland Corp., Ltd.		3.2% Australia

	CBL & Associates Properties, Inc.		2.6% United States

	MFA Mortgage Investments, Inc.		2.4% United States

	CapitaCommercial Trust		2.2% Singapore

	Brookfield Properties Corp.		2.1% Canada

	MRV Engenharia e Participacoes SA		2.1% Brazil

	Japan Logistics Fund, Inc.		2.0% Japan

	Multiplan Empreendimentos Imobiliarios
	SA		2.0% Brazil

	Top 10 Holdings		25.9%

	TOP FIVE COUNTRIES*
	United States	35.5%

	Brazil	16.9%

	Singapore	6.7%

	Australia	4.3%

* As a percentage of net assets	United Kingdom	3.8%

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

10	www.alpinecef.com

Manager Commentary

April 30, 2010 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2010

* As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN Six Months Ended April 30, 2010

(1)

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the period ending April 30, 2010. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

Semi-Annual Report (Unaudited) | April 30, 2010	11

Schedule of Portfolio Investments

April 30, 2010 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (92.2%)
Australia (4.3%)
Goodman Group	6,964,466	$4,527,067
Mirvac Group	3,075,443	3,946,429
Stockland Corp., Ltd.	7,056,000	25,720,682

		34,194,178
Austria (0.5%)
Conwert Immobilien Invest SE	350,025	4,038,295
Brazil (16.9%)
Agre Empreendimentos Imobiliarios SA	1,543,087	6,906,496
Aliansce Shopping Centers SA	200,110	1,105,167
BHG SA - Brazil Hospitality Group*	620,000	5,974,400
BR Malls Participacoes SA	787,400	9,983,774
Brasil Brokers Participacoes SA	563,300	2,521,199
Brookfield Incorporacoes SA	1,796,928	8,083,979
Cyrela Brazil Realty SA	105,000	1,259,456
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,481,000	9,883,273
Direcional Engenharia SA	1,587,302	9,405,558
EcoRodovias Infraestrutura e Logistica SA*	829,384	4,532,805
Iguatemi Empresa de Shopping Centers SA	541,738	9,059,873
Julio Simoes Logistica SA*	1,112,020	5,220,241
Mills Estruturas e Servicos de Engenharia SA*	605,000	4,013,030
MRV Engenharia e Participacoes SA	2,328,000	16,299,013
Multiplan Empreendimentos Imobiliarios SA	905,000	15,796,174
PDG Realty SA Empreendimentos e Participacoes	1,593,314	14,482,590
Rossi Residencial SA	945,387	6,961,573
Tecnisa SA	639,500	3,200,719

		134,689,320
Canada (2.1%)
Brookfield Properties Corp.	1,026,485	16,403,230
Chile (0.3%)
Parque Arauco SA	1,780,643	2,418,682
China (3.4%)
Agile Property Holdings, Ltd.	1,759,067	2,038,023
C C Land Holdings, Ltd.	9,618,900	3,555,604
CapitaRetail China Trust	5,414,000	4,882,201
Franshion Properties China, Ltd.	22,224,000	6,310,990
Hopson Development Holdings, Ltd.	2,672,300	3,476,986
KWG Property Holding, Ltd.	4,669,934	2,695,024
Soho China, Ltd.	1,228,500	698,146

Description	Shares	Value (Note 1)

China (continued)
Yanlord Land Group, Ltd.	3,087,500	$3,813,016

		27,469,990
France (2.3%)
Club Mediterranee*	64,714	1,084,032
Eurosic, Inc.	120,314	4,111,559
ICADE	20,831	2,024,825
Kaufman & Broad SA*	78,984	1,990,659
Nexity SA	248,719	9,085,863

		18,296,938
Germany (1.4%)
Deutsche Post AG	186,300	3,027,865
DIC Asset AG	622,136	5,366,509
Sirius Real Estate, Ltd.*	4,996,244	1,788,792
Treveria PLC	11,057,500	1,380,973

		11,564,139
Hong Kong (3.0%)
The Hongkong & Shanghai Hotels, Ltd.	2,995,250	4,728,654
Longfor Properties Co., Ltd.*	594,000	588,434
Mandarin Oriental International, Ltd.	1,956,000	3,391,117
Midland Holdings, Ltd.	9,836,350	9,025,222
New World China Land, Ltd.	10,280,980	3,337,679
NWS Holdings, Ltd.	1,521,000	2,658,133

		23,729,239
India (1.0%)
Hirco PLC*	1,299,168	2,725,873
Unitech Corporate Parks PLC*	2,504,000	1,288,455
Yatra Capital, Ltd.*	666,500	3,624,104

		7,638,432
Italy (0.4%)
Pirelli & C Real Estate SpA*	6,189,075	3,431,325
Japan (3.5%)
Frontier Real Estate Investment Corp.	307	2,362,565
Japan Logistics Fund, Inc.	2,002	16,012,230
Nomura Real Estate Holdings, Inc.	366,464	6,492,410
Secured Capital Japan Co., Ltd.	2,624	3,116,432

		27,983,637
Luxembourg (1.5%)
Regus PLC	6,640,133	11,688,837
Netherlands (0.7%)
Corio NV	60,000	3,471,158
Eurocommercial Properties NV	54,886	2,057,841

		5,528,999
Norway (1.4%)
Norwegian Property ASA*	5,434,649	10,754,045

12	www.alpinecef.com

Schedule of Portfolio Investments

April 30, 2010 (Unaudited)

Description	Shares	Value (Note 1)

Poland (0.2%)
Atrium European Real Estate, Ltd.	251,807	$1,495,232
Russia (1.5%)
LSR Group OJSC - GDR*	650,000	5,557,500
PIK Group - GDR*(1)	751,845	3,921,774
RGI International, Ltd.*	1,358,561	2,863,575

		12,342,849
Singapore (6.7%)
ARA Asset Management, Ltd.(1)	19,802,400	13,264,703
Ascott Residence Trust	6,100,000	5,272,897
Banyan Tree Holdings, Ltd.*	8,655,400	5,015,243
CapitaCommercial Trust	19,739,300	17,261,624
CapitaMall Trust	4,000,000	5,641,976
Parkway Life Real Estate Investment Trust	3,503,000	3,382,850
Starhill Global REIT	8,007,071	3,531,105

		53,370,398
Sweden (2.2%)
JM AB	835,345	13,457,344
Skanska AB	250,000	4,142,334

		17,599,678
Thailand (1.5%)
Central Pattana PCL	5,730,000	3,461,873
Minor International PCL	23,771,800	6,904,145
SC Asset PCL	5,031,900	1,625,029

		11,991,047
United Kingdom (3.0%)
Great Portland Estates PLC	1,561,886	7,476,654
Metric Property Investments PLC*	1,162,791	1,841,407
Segro PLC	78,047	368,400
Shaftesbury PLC	1,556,214	9,261,041
Songbird Estates PLC*	1,824,732	4,706,383

		23,653,885
United States (34.4%)
Alexander’s, Inc.*	37,261	11,842,291
Alexandria Real Estate Equities, Inc.	123,739	8,761,959
AMB Property Corp.	337,258	9,396,008
Annaly Capital Management, Inc.	1,868,135	31,664,888
Apollo Commercial Real Estate Finance, Inc.	386,500	6,960,865
Beazer Homes USA, Inc.*	250,385	1,645,029
CB Richard Ellis Group, Inc.*	108,333	1,876,328
CBL & Associates Properties, Inc.	1,404,353	20,503,554
Chatham Lodging Trust*	180,723	3,587,352
Chesapeake Lodging Trust*	20,000	375,400
Chimera Investment Corp.	2,031,660	8,268,856
Cogdell Spencer, Inc.	40,343	305,800
Colony Financial, Inc.	465,507	8,849,288
Cypress Sharpridge Investments, Inc.	362,190	4,686,739
Diamond Offshore Drilling, Inc.	150,000	11,865,000

Description	Shares	Value (Note 1)

United States (continued)
DiamondRock Hospitality Co.*	464,049	$5,099,898
Entertainment Properties Trust	147,800	6,461,816
Excel Trust, Inc.*	426,923	5,507,307
First Potomac Realty Trust	35,000	567,700
General Growth Properties, Inc.	482,793	7,579,850
Host Hotels & Resorts, Inc.	410,569	6,675,852
Lennar Corp.	289,750	5,766,025
The Macerich Co.	122,119	5,459,940
MFA Mortgage Investments, Inc.	2,710,500	19,271,655
Ocwen Financial Corp.*	276,059	3,188,481
Orient-Express Hotels, Ltd.*	494,472	6,749,543
Pinnacle West Capital Corp.	119,700	4,469,598
ProLogis European Properties	590,000	7,770,300
Simon Property Group, Inc.	122,665	10,919,638
SL Green Realty Corp.	150,000	9,325,500
Starwood Property Trust, Inc.	1,366,100	25,887,595
Two Harbors Investment Corp.	400,000	3,552,000
Verizon Communications, Inc.	285,000	8,233,650

		273,075,705
TOTAL COMMON STOCKS
(Identified Cost $721,943,448)		733,358,080

PARTICIPATION NOTES (1.6%)
India (0.3%)
Merrill Lynch - Housing Development *	313,700	1,883,831
Netherlands (0.5%)
Merrill Lynch - Phoenix Mills, Ltd.*	850,000	4,024,070
United States (0.8%)
Macquarie Bank, Ltd. - Housing Development and Infrastructure, Ltd.*	1,105,800	6,640,550
TOTAL PARTICIPATION NOTES
(Identified Cost $9,690,909)		12,548,451

PREFERRED STOCKS (0.3%)
United States (0.3%)
Beazer Homes USA, Inc., 7.500%	70,000	$2,348,500
CBL & Associates Properties, Inc., 7.375%	10,000	219,000

		2,567,500
TOTAL PREFERRED STOCKS
(Identified Cost $1,953,000)		2,567,500

Semi-Annual Report (Unaudited) | April 30, 2010	13

Schedule of Portfolio Investments

April 30, 2010 (Unaudited)

Description		Shares	Value (Note 1)

WARRANTS (0.0%)
Thailand (0.0%)
Minor International PCL, expires 3/1/13 at 13.00 (Thai baht)*(2)		2,377,180	$–
TOTAL WARRANTS
(Identified Cost $0)			–

EQUITY - LINKED STRUCTURED NOTES (1.0%)
Sweden (0.2%)
Kungsleden AB*		250,000	1,584,714
United Kingdom (0.8%)
InterContinental Hotels Group PLC*		300,000	5,289,257
Segro PLC*		195,000	920,445

			6,209,702
TOTAL EQUITY - LINKED STRUCTURED NOTES
(Identified Cost $7,283,971)			7,794,416

Description	7 Day Yield	Shares	Value (Note 1)

SHORT TERM INVESTMENTS (0.0%)(3)
Federated Treasury Obligations Money Market Fund	0.010%	639	639
TOTAL SHORT TERM INVESTMENTS
(Identified Cost $639)			639

TOTAL INVESTMENTS (95.1%)
(Identified Cost $740,871,967)			756,269,086
TOTAL OTHER ASSETS LESS LIABILITIES (4.9%)			38,670,300

NET ASSETS (100.0%)			$794,939,386

*    Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of April 30, 2010, securities restricted under Rule 144A had a total value of $17,186,477 which comprised 2.16% of the Fund’s net assets.

(2)  Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

(3)  Less than 0.05% of Net Assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

GDR - Global Depositary Receipts

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Assets and Liabilities

April 30, 2010 (Unaudited)

ASSETS

Investments, at value(1)	$756,269,086
Cash	4,577,076
Foreign currency, at value(2)	3,092,844
Receivable for investment securities sold	55,510,173
Dividends receivable	6,595,611
Interest receivable on total return swap contracts	1,047
Deposit with broker on total return swap contracts	7,440,000
Prepaid and other assets	78,139

Total Assets	833,563,976

LIABILITIES

Loan payable	21,692,000
Interest on loan payable	38,131
Payable for investment securities purchased	14,148,207
Unrealized depreciation on total return swap contracts	1,769,017
Interest payable on total return swap contracts	2,560
Accrued expenses and other liabilities:
Investment advisory fees	688,331
Administrative fees	89,484
Trustee fees	15,732
Officer fees	13,024
Other	168,104

Total Liabilities	38,624,590

Net Assets	$794,939,386

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,986,048,248
Distribution in excess of net investment income	(24,977,933)
Accumulated net realized loss on investments, swap contracts and foreign currency	(1,179,666,243)
Net unrealized appreciation on investments, swap contracts and foreign currency translations	13,535,314

Net Assets	$794,939,386

Net asset value
Net assets	$794,939,386
Shares of beneficial interest issued and outstanding	105,506,077
Net asset value per share	$7.53

(1)Total Cost of Investments	$740,871,967
(2) Total Cost of Foreign Currency	$3,062,155

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2010	15

Statement of Operations

For the Six Months Ended April 30, 2010 (Unaudited)

INCOME

Dividends*	$27,386,970
Interest	7,333

Total Income	27,394,303

EXPENSES

Interest on loan	217,995
Investment advisory fee	4,055,204
Administrative fee	527,176
Audit and tax fees	17,034
Custodian fees	224,170
Officer fees	31,994
Insurance fees	4,354
Legal fees	33,655
Printing fees	142,282
Trustee fees	31,732
NYSE fees	43,364
Miscellaneous fees	27,375

Total Expenses	5,356,335

Net Investment Income	22,037,968

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
Net realized gain/(loss) on investments:	(18,383,043)
Securities transactions	(18,996,555)
Swap contracts	613,511
Foreign currency transactions	(578,775)

Net realized loss on investments	(18,961,819)

Change in net unrealized appreciation/(depreciation) of:	72,370,938
Investments	87,676,268
Swap contracts	(1,771,577)
Foreign currency translations	(12,591,253)

Net unrealized appreciation of investments	73,313,438

Net realized/unrealized gain on investments, swap contracts and foreign currency	54,351,619

Net Increase in Net Assets Resulting from Operations	$76,389,587

*Net of foreign taxes withheld	$920,643

See Notes to Financial Statements.

16	www.alpinecef.com

Statements of Changes in Net Assets

April 30, 2010 (Unaudited)

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009

OPERATIONS

Net investment income	$22,037,968	$53,616,209
Net realized gain/(loss) on investments:
Securities transactions	(18,996,555)	(401,582,587)
Swap contracts	613,511	(133,674)
Foreign currency transactions	(578,775)	(2,961,761)
Net change in unrealized appreciation/(depreciation) of:
Investments	87,676,268	556,834,096
Swap contracts	(1,771,577)	–
Foreign currency translations	(12,591,253)	89,940,964

Net increase in net assets resulting from operations	76,389,587	295,713,247

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(47,646,542)	(58,530,710)

Net decrease in net assets resulting from distributions to shareholders	(47,646,542)	(58,530,710)

CAPITAL SHARE TRANSACTIONS

Repurchase of shares	–	(1,853,811)

Net decrease in net assets derived from capital share transactions	–	(1,853,811)

Net Increase in Net Assets	28,743,045	235,328,726

Net Assets
Beginning of period	766,196,341	530,867,615

End of period*	$794,939,386	$766,196,341

*Including distributions in excess of net investment income/undistributed net investment income of:	$(24,977,933)	$630,641

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2010	17

Financial Highlights

(For a share outstanding throughout the period)

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007 (1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$7.26	$5.00	$18.04	$19.10

Income/(loss) from investment operations:
Net investment income	0.20	0.53	1.41	0.55
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	0.52	2.28	(12.93)	(0.95)

Total from investment operations	0.72	2.81	(11.52)	(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.45)	(0.55)	(1.27)	(0.56)
From tax return of capital	–	–	(0.25)	(0.07)

Total distributions	(0.45)	(0.55)	(1.52)	(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	–	–	–	(0.03)

Total capital share transactions	–	–	–	(0.03)

Net asset value per share, end of period	$7.53	$7.26	$5.00	$18.04

Per share market value, end of period	$6.50	$5.79	$4.45	$15.71

Total return based on:
Net Asset Value(2)	11.01%	66.15%	(67.74)%	(1.69)%
Market Value(2)	20.15%	48.89%	(67.03)%	(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$794,939	$766,196	$530,868	$1,908,062
Ratio of total expenses to average net assets	1.37%(3)	1.34%	1.44%	1.21%(3)
Ratio of total expenses excluding interest expense to average net assets	1.32%(3)	1.33%	1.29%	–
Ratio of net investment income to average net assets	5.65%(3)	9.88%	11.41%	6.31%(3)
Portfolio turnover rate	72%(4)	153%	263%	89%(4)

(1)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.

(2)

Total investment return is calculating assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ending October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)

See Notes to Financial Statements.

18	www.alpinecef.com

Notes to Financial Statements

April 30, 2010 (Unaudited)

1. ORGANIZATION

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report (Unaudited) | April 30, 2010	19

Notes to Financial Statements

April 30, 2010 (Unaudited)

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2010:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$733,358,080	$–	$–	$733,358,080
Participation Notes	–	12,548,451	–	12,548,451
Preferred Stocks	219,000	2,348,500	–	2,567,500
Warrants	–	–	–	–
Equity - Linked Structured Notes	–	7,794,416	–	7,794,416
Short Term Investments	639	–	–	639

Total	$733,577,719	$22,691,367	$–	$756,269,086

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Total Return Swap Contracts	$–	$(1,769,017)	$–	$(1,769,017)

TOTAL	$–	$(1,769,017)	$–	$(1,769,017)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

20	www.alpinecef.com

Notes to Financial Statements

April 30, 2010 (Unaudited)

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. As of April 30, 2010, the Fund held the following total return swaps:

Semi-Annual Report (Unaudited) | April 30, 2010	21

Notes to Financial Statements

April 30, 2010 (Unaudited)

Total Return Swap Counterparty:	Rating	Underlying Security	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation	Collateral

Macquarie	A1	Castellum AB	300,000	$3,090,060	US One Month LIBOR +55bps	US One Month LIBOR	4/26/11	$(374,190)	$1,575,430

Macquarie	A1	Hufvudstaden AB	834,586	7,001,308	US One Month LIBOR +55bps	US One Month LIBOR	4/26/11	(634,418)	3,415,396

Macquarie	A1	NCC AB	292,814	5,276,567	US One Month LIBOR +55bps	US One Month LIBOR	4/14/11	(760,409)	2,095,029

TOTAL				$15,367,935				$(1,769,017)	$7,085,855

During the six months ended April 30, 2010, the Fund entered into approximately three total return swap agreements with a total notional amount of $15,526,494 and recorded a net realized gain of $613,511 on the Statement of Operations related to investments in total return swaps.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did hold equity-linked structured notes at April 30, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The fund did not hold foreign currency contracts at April 30, 2010.

Derivatives: The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Balance Sheet as of April 30, 2010.

	Liability Derivatives

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
	Unrealized depreciation on total return swap contracts	$1,769,017
	Unrealized interest receivable on total return swap contracts	1,047
Total return swap contracts	Unrealized interest payable on total return swap contracts	(2,560)

Total		$1,767,504

The effect on derivatives instruments on the Statement of Operations for the six months ended April, 30, 2010.

Derivatives not accounted for as hedging instruments	Location of Gain On Derivatives Recognized in Income	Realized Gain On Derivatives Recognized in Income	Change in Unrealized Loss On Derivatives Recognized in Income

Total return swap contracts	Net realized gain on investments: Swap contracts/ Change in net unrealized appreciation of: Swap contracts	$ 613,511	$ (1,771,577)

Total		$ 613,511	$ (1,771,577)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

22	www.alpinecef.com

Notes to Financial Statements

April 30, 2010 (Unaudited)

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have a material effect on the Company’s financial disclosures contained in this Report.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.

Transactions in shares and dollars of the Fund were as follows:

	For the Six Months Ended April 30, 2010	For the Year Ended October 31, 2009
Common Shares Outstanding- beginning of period	105,506,077	106,088,607
Shares repurchased*	–	(582,530)

Common shares outstanding- end of period	105,506,077	105,506,077

*	On September 18, 2008, the Fund commenced share repurchases for purposes of enhancing shareholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the years ended October 31, 2008 and 2009, the Fund repurchased 582,530 and 279,276 of its shares at an average discount of 25.66% and 25.00% from net asset value per share, respectively. For the six months ended April 30, 2010, the Fund did not repurchase any of its shares. The Fund expects to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Board of Trustees.

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010 are as follows:

Purchases	Sales

$ 573,172,761	$ 644,646,469

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2010.

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2009 was as follows:

Distributions paid from:
Ordinary Income	$58,530,710
$58,530,710

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2009, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $6,395,244, decreased accumulated net realized gain by $6,436,226, and increased paid in capital by $40,982. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, and unused capital loss carryovers of $661,143,094 expiring October 31, 2016, and unused capital loss carryovers of $369,606,301, expiring October 31, 2017.

Semi-Annual Report (Unaudited) | April 30, 2010	23

Notes to Financial Statements

April 30, 2010 (Unaudited)

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$27,090,388
Accumulated Capital Loss	(1,109,473,640)
Unrealized Depreciation	(137,472,338)
Other Cumulative Effect of Temporary Differences	3,683
Total	$(1,219,851,907)

As of April 30, 2010, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$125,481,684
Gross depreciation on investments
(excess of tax cost over value)	(157,032,752)
Net unrealized depreciation	(31,551,068)
Cost of investments for income tax purposes	$787,820,154

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of April 30, 2010 there was an unused balance of $133,148,000 available to all three Funds. During the six months ended of April 30, 2010, the average borrowing by the Fund was $31,249,860 with an average rate on borrowings of 1.39%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $3,481,701 or $0.033 per common share on May 28, 2010 to common shareholders of record on May 24, 2010.

The Fund also declared a distribution of $0.033 payable on June 30, 2010 to common shareholders of records on June 24, 2010.

24	www.alpinecef.com

Additional Information

April 30, 2010 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to7 participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the

Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash

Semi-Annual Report (Unaudited) | April 30, 2010	25

Additional Information

April 30, 2010 (Unaudited)

distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, New York 10286 or by calling toll-free 1(800)432.8224.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On January 5, 2010, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel and the Fund’s administrator (“ALPS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of the Fund; and the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

After reviewing the diligence materials provided by ALPS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Board also considered, with regard to the Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Fund on an absolute basis, relative to its respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to its relative peer groups.

The Board Members also reviewed Morningstar analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that the Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Fund’s total expense ratios and contractual investment advisory fee compared to its respective industry average by quartile, within the appropriate Morningstar benchmark category and Morningstar category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage and commissions. It was noted that the Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)910.1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form

26	www.alpinecef.com

Additional Information

April 30, 2010 (Unaudited)

N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

SHAREHOLDER MEETING

On March 18, 2010, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two trustees of the Fund. The results of the proposal are as follows:

Proposal: To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years until their successor has been duly elected and qualified.

	James A. Jacobson	H. Guy Leibler
For	98.29%	98.39%
Withheld	1.71%	1.61%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2010	27

Additional Information

April 30, 2010 (Unaudited)

INDEPENDENT TRUSTEES*
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (55)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (49)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Trustee, Alpine Family of Funds. *

James A. Jacobson (65)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	16	Trustee, Alpine Family of Funds. * Trustee, Allianz Global Investors Multi-Funds.

*	The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, and Alpine Total Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

28	www.alpinecef.com

Additional Information

April 30, 2010 (Unaudited)

INTERESTED TRUSTEE
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

Semi-Annual Report (Unaudited) | April 30, 2010	29

Additional Information

April 30, 2010 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (84)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (49)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Ronald Palmer (41)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Meimei Li (46)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (30)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

30	www.alpinecef.com

1 (800) 617.7616 | www.alpinecef.com
INVESTOR
INFORMATION

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT &

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2010